Exhibit 99.1

September 27, 2018

FOR ADDITIONAL INFORMATION

Media Ken Stammen Corporate Media Relations (614) 460-5544 kstammen@nisource.com	Investors Randy Hulen Vice President, Investor Relations (219) 647-5688 rghulen@nisource.com	Sara Macioch Manager, Investor Relations (614) 460-4789 smacioch@nisource.com

NiSource Announces Changes in Organizational Structure to Deliver on Its Commitment to the Communities It Serves

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) today announced changes in its organizational structure to best position the company to deliver on its commitment to the Greater Lawrence, Mass., community to replace its natural gas distribution system and restore service to the area, and allow for the NiSource leadership team to focus on its commitment to its communities across the seven states it serves.

Leading the NiSource restoration and replacement effort for Columbia Gas of Massachusetts will be Pablo Vegas, serving as Chief Restoration Officer. Vegas will support the work of the Chief Recovery Officer, Joe Albanese, and is accountable for executing the restoration program, including pipeline replacement, customer mitigation and house readiness as well as community and customer support efforts in the region.

In this role, Vegas will oversee a strong and dedicated team, including Steve Bryant, president and chief operating officer of Columbia Gas of Massachusetts. Mike Finissi, executive vice president, safety, capital execution and technical services, will lead the pipeline replacement project and Mark Kempic, chief transformation officer, will assume leadership of the program management function for the central operating command.

Joe Hamrock, president and CEO of NiSource, said “Under Pablo’s leadership, and with the full support of NiSource’s experienced senior leadership team across our company, we will advance our objective to restore service and trust in our Massachusetts’ communities, building on the efforts of the hundreds of employees and other partners that have already been deployed. At the same time, we are taking additional measures to continue to deliver on our commitment to all of our customers and stakeholders across our service area, including having members of our executive team assume additional interim responsibilities.”

Donald Brown, executive vice president and chief financial officer, will assume the additional responsibilities for regulatory strategy, transformation office and IT.

Carrie Hightman, executive vice president and chief legal officer, will assume the additional responsibilities for human resources, corporate affairs and federal government affairs. Carl Levander, executive vice president of corporate affairs and regulatory strategy, will report to Hightman as lead of federal government affairs.

Pete Disser will assume the newly created role of Chief Operating Officer, with responsibility for leading the Columbia Gas companies in Kentucky, Maryland, Ohio, Pennsylvania and Virginia, including customer operations, projects and construction, engineering, safety, environmental, and shared services across NiSource. Suzanne Surface will reassume the role of vice president, internal audit.

Violet Sistovaris will continue in her role as NiSource Executive Vice President and President, NIPSCO, focusing on the premier delivery of gas and electric services to our Indiana customers.

“We are fortunate to have a deep bench that we can leverage to effectively implement our plan in Massachusetts while we continue to serve our customers in other states. The senior leadership team, myself included, is incredibly grateful for the continued commitment and tireless efforts of all of those involved,” Hamrock said.

The changes announced are effective immediately and will be in effect for the duration of the restoration effort.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.5 million natural gas customers and 500,000 electric customers across seven states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 8,000 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource has been designated a World’s Most Ethical Company by the Ethisphere Institute since 2012, is a member of the Dow Jones Sustainability - North America Index and was named by Forbes magazine as the top-rated utility among America’s Best Large Employers in 2017. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found at www.nisource.com. Follow us at www.facebook.com/nisource, www.linkedin.com/company/nisource or www.twitter.com/nisourceinc. NI-F

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Examples of forward-looking statements in this press release include statements and expectations regarding NiSource’s or any of its subsidiaries’ business, performance, growth, commitments, investment opportunities, and planned, identified, infrastructure or utility investments. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially. Factors that could cause actual results to differ materially from the projections, forecasts, estimates, plans, expectations and strategy discussed in this press release include, among other things, NiSource’s debt obligations; any changes in NiSource’s credit rating; NiSource’s ability to execute its growth strategy; changes in general economic, capital and commodity market conditions; pension funding obligations; economic regulation and the impact of regulatory rate reviews; NiSource’s ability to obtain expected financial or regulatory outcomes; any damage to NiSource’s reputation; compliance with environmental laws and the costs of associated liabilities; fluctuations in demand from residential and commercial customers; economic conditions of certain industries; the success of NIPSCO’s electric generation strategy; the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the reliability of customers and suppliers to fulfill their payment and contractual obligations; potential impairments of goodwill or definite-lived intangible assets; changes in taxation and accounting principles; potential incidents and other operating risks associated with our business; the impact of an aging infrastructure; the impact of climate change; potential cyber-attacks; construction risks and natural gas costs and supply risks; extreme weather conditions; the attraction and retention of a qualified work force; advances in technology; the ability of NiSource’s subsidiaries to generate cash; tax liabilities associated with the separation of Columbia Pipeline Group, Inc.; NiSource’s ability to manage new initiatives and organizational changes; the performance of third-party suppliers and service providers; the availability of insurance to cover all significant losses and other matters set forth in Item 1A, “Risk Factors” section of NiSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in other filings with the Securities and Exchange Commission. A credit rating is not a recommendation to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning rating organization. In addition, dividends are subject to board approval. NiSource expressly disclaims any duty to update, supplement or amend any of its forward-looking statements contained in this press release, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

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